SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  31 January 2013

POPBIG, INC.
---------------------------
(Exact name of registrant as specified in its charter)

DELAWARE	000-53492	26-3167800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Main Street, Suite 300
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 851-5996
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

On 31 January 2013 PopBig, Inc. (the “Company”) informed Michael F. Cronin, CPA (“Cronin”) that effective December 11, 2012 Cronin would no longer serve as the Company’s independent registered public accounting firm. This action taken by the Company was approved by the Company’s Board of Directors on 31 January 2013. The action was the result of Cronin’s voluntary resignation of its registration with the PCAOB.

During the fiscal years ended 31 October 2010 and 2011, Cronin’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Cronin’s audit report for the years ended 31 October 2010 and 2011 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended 31 October 2010 and 2011 and the subsequent interim period through 31 July 2012: (i) there were no disagreements between the Company and Cronin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Cronin, would have caused Cronin to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and, (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On 31 January 2013 the Company provided Cronin with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that Cronin furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated 31 January 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein).

On 31 January 2013 the Company’s Board of Directors approved the engagement of Hartley Moore Accountancy Corporation (“HMAC”) as its independent registered public accounting firm for the Company’s fiscal year ending 31 October 2012.

During the years ended 31 October 2012 and 31 October 2011 and the subsequent interim period through 31 January 2013, the date of engagement of HMAC, the Company did not consult with HMAC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or, (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Cronin dated 31 January 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPBIG, INC.

/s/ Keith A. Rosenbaum
Keith A. Rosenbaum, Chief Executive Officer
Dated: 31 January 2013